UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2015

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Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-32968 (Commission File Number)	54-2053718 (IRS Employer Identification No.)

641 Lynnhaven Parkway Virginia Beach, Virginia (Address of principal executive offices)	23452 (Zip Code)

Registrant’s telephone number, including area code:  (757) 217-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On April 16, 2015, Hampton Roads Bankshares, Inc. (the “Company”) issued a press release announcing that it intends to seek regulatory approval to merge its two subsidiary banks, the Bank of Hampton Roads and Shore Bank, into a single bank that will do business under the name Shore Bank.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

       (d) Exhibits

Exhibit No.	Description

99.1	Press release, dated April 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

April 16, 2015	By:	/s/ Douglas J. Glenn
Douglas J. Glenn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 16, 2015